UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 14, 2005
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                333-118843                      36-4514369
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  (State or other       (Commission File No.)                (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)

      201 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code         (704) 387-8239
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 9.01     Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets,
                                                Computational Materials and
                                                Structural Term Sheets
                                                prepared by Banc of America
                                                Securities LLC and Lehman
                                                Brothers Inc. in connection
                                                with Banc of America Mortgage
                                                Securities, Inc., Mortgage
                                                Pass-Through Certificates,
                                                Series 2005-K

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA MORTGAGE
                                   SECURITIES, INC.


November 14, 2005

                                   By:      /s/ Judy Lowman
                                          ----------------------------
                                          Judy Lowman
                                          Vice President

                                INDEX TO EXHIBITS



                                                             Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets,             E
                        Computational Materials
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities LLC and Lehman
                        Brothers Inc. in connection
                        with Banc of America Mortgage
                        Securities, Inc., Mortgage Pass-
                        Through Certificates, Series 2005-K